SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

Great Spirits, Inc.
 (Name of Registrant as Specified in Its Charter)

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1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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4) Date Filed:

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Great Spirits, Inc.
3107 Fall Creek Highway
Granbury, Texas 76049
_________________________________

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.
_________________________________

September 25, 2010

To the stockholders of Great Spirits, Inc.:

The purpose of this letter is to inform you that Great Spirits, Inc., a Colorado corporation (“we,” “us,” the “Company”), intends to amend its articles of incorporation to change our duly registered name from “Great Spirits, Inc.” to “Hallmark HR Holdings, Inc.”

The holders of a majority (approximately 65.9%) of the 7,820,820 shares of our common stock outstanding as of September 14, 2010 record date have executed a written consent in favor of the actions described above, which are described in the accompanying Information Statement in greater detail.  This consent satisfies the stockholder approval requirement for the proposed actions and allows us to take the proposed actions on or about October __, 2010

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Notice and the attached Information Statement are being circulated to advise the shareholders of certain actions already approved by written consent of the shareholders who collectively hold a majority of the voting power of our common stock.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders.  Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.

YOUR CONSENT IS NOT REQUIRED AND IS NOT BEING SOLICITED IN CONNECTION WITH THIS ACTION.

By order of the Board of Directors
/s/ Thomas Willis
Thomas Willis
Chief Executive Officer and Director

Great Spirits, Inc.
3107 Fall Creek Highway
Granbury, Texas 76049

INFORMATION STATEMENT

______________________

This is to inform you that the board of directors of Great Spirits, Inc., a Colorado corporation (“we,” “us,” the “Company”), has adopted, and holders of a majority of the outstanding shares of our common stock have consented in writing to, the Certificate of Amendment to our Articles of Incorporation (the “Certificate of Amendment”).

The purpose of the Certificate of Amendment is to change our duly registered name from “Great Spirits, Inc.” to “Hallmark HR Holdings, Inc.”  Our board of directors believes that, since the completion of the share exchange on August 6, 2010, it is desirable to change to “Hallmark HR Holdings, Inc.” to reflect our business as a professional employer organization.

This Information Statement is being mailed on or about September ____, 2010 to holders of record of our stock as of August 25, 2010.

The Certificate of Amendment will become effective on filing with the Secretary of State of Colorado, which will be done no earlier than 20 days following the mailing of this Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY OR A CONSENT AND YOU
ARE REQUESTED NOT TO SEND US A PROXY OR A CONSENT

The date of this Information Statement is September ___, 2010.

You are being provided with this Information Statement pursuant to Section 14C of the Securities Exchange Act of 1934, as amended, and Rule 14c and Schedule 14C thereunder.

THIS INFORMATION STATEMENT INCORPORATES BY REFERENCE DOCUMENTS RELATING TO THE COMPANY WHICH ARE NOT PRESENTED IN OR WITH THIS INFORMATION STATEMENT.  DOCUMENTS RELATING TO THE COMPANY (OTHER THAN EXHIBITS TO THESE DOCUMENTS UNLESS THESE EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS INFORMATION STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE, BY WRITING TO GREAT SPIRITS, INC., 3107 FALL CREEK HIGHWAY, GRANBURY, TEXAS 76049 OR BY CALLING THE COMPANY AT (817) 326-0295.  COPIES OF DOCUMENTS SO REQUESTED WILL BE SENT BY FIRST CLASS MAIL, POSTAGE PAID, WITHIN TEN BUSINESS DAYS OF THE RECEIPT OF SUCH REQUEST.

CONSENT

Currently, our only class of securities entitled to vote on the matters to be acted upon is common stock, par value $0.001 (“Common Stock”).  The record date for determination of the security holders entitled to vote or give consent is September 14, 2010 (the “Record Date”).  At the Record Date there were 7,820,820 shares of Common Stock, each share being entitled to one vote The consent of the holders of a majority of the shares entitled to vote upon the matters is required for approval of the actions.  Our board of directors and stockholders owning 5,155,159 shares of Common Stock, which constitutes 65.9% and therefore a majority of our outstanding voting securities, have adopted, ratified, and approved resolutions to effect the actions listed above.  No other votes are required or necessary.

CHANGE OF CONTROL

On October 23, 2009, Brian Leftwich acquired an aggregate of 7,998,020 of our Common Stock pursuant to that certain Share Purchase Agreement (the “Share Purchase Agreement”) dated as of October 20, 2009 between Mr. Leftwich, Steven Free, Jack Minter and Dana Hyde and other sellers named therein for cash consideration in the net aggregate amount of $190,000. Although the Share Purchase Agreement named Steven Free and Jack Minter as purchasers together with Mr. Leftwich, the sole purchaser of the shares under the Share Purchase Agreement was Mr. Leftwich. The purchase of shares by Mr. Leftwich was made with his personal funds. As a result of such purchase of shares, Mr. Leftwich acquired beneficial ownership of 97% of the outstanding shares of our Common Stock and became the Chief Executive Officer, Secretary, Treasurer and sole member of the board of directors of the Company (the “Board”).

Subsequently, on June 14, 2010, we entered into a Share Exchange and Reorganization Agreement (the “Exchange Agreement”) with Hallmark Human Resources, Inc. (“Hallmark”), and the beneficial holders thereof (the “Hallmark Shareholders”), which sets forth the terms and conditions of the share exchange of the Company and Hallmark.

On August 6, 2010, we completed the share exchange as a result of which:

•	we issued 5,187,944 shares of our Common Stock to the Hallmark Shareholders in exchange for all the outstanding common stock of Hallmark;

•	Mr. Leftwich, one of our current members of the Board retired all but 2,382,876 shares of our Common Stock, or approximately 30% of the outstanding shares of our Common Stock;

•
as a result of convertible debt held by entities controlled by Mr. Leftwich, he has the right to acquire a further 427,200 shares of our Common Stock, which, together with 11,384 shares of Common Stock issued to him as a Hallmark Shareholder in the share exchange, would increase his holdings to approximately 34% of the outstanding shares of Common Stock;

•
immediately after the closing, the Hallmark Shareholders beneficially owned approximately 68% of the outstanding shares of our Common Stock (including the shares issuable upon conversion of the convertible debt held by entities controlled by Mr. Leftwich);

•	Hallmark became our wholly owned subsidiary and the business of Hallmark became our sole business;

•
Mr. Leftwich resigned as our Chairman, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer and Thomas Willis, Chief Executive Officer of Hallmark, became Chief Executive Officer and Chief Financial Officer of the Registrant, and Delena Willis, Secretary of Hallmark, became our Secretary;

•	Mr. Leftwich, a director of Hallmark, continues to serve on the Board, Mr. Willis was appointed to the Board and all other directors of Hallmark became the directors on September 14, 2010; and

The description of the foregoing transactions does not purport to be complete and is qualified in its entirety by the terms of the Exchange Agreement filed as an exhibit to our Current Report on Form 8-K filed with the Commission on June 15, 2010 and by disclosure of the completion of the share exchange contained in Current Report on Form 8-K filed with the Commission on August 10, 2010, as such may be amended from time to time.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Common Stock immediately prior to and following the share exchange by (i) each person known by us to beneficially own five percent (5%) or more of the outstanding shares; (ii) our former officers and directors; (iii) our current officers and directors; and (iv) our current officers and directors as a group.

As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security.  A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date.  Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.  The table below is based on 8,248,020 and 7,820,820 shares of our Common Stock issued and outstanding immediately prior to and after the closing of the share exchange, respectively.

Except as otherwise noted, the address of the referenced individual is c/o Hallmark Human Resources, Inc., 3107 Fall Creek Highway, Granbury, Texas 76049.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Class Beneficially Owned
	Immediately Prior to Completion of the Share Exchange	Immediately Following the Completion of the Share Exchange	Immediately Prior to the Completion of the Share Exchange	Immediately Following the Completion of the Share Exchange

Brian Leftwich (1)(2)(6)	7,998,020	2,821,809	97%	34.2%

Thomas Willis (3)(4)	0	2,760,550	0%	35.3%

Wayne Bay (5)	0	238,833	0%	3.1%

Thomas Quinn (5)	0	213,833	0%	2.7%

Jerome Giambalvo (5)	0	71,333	0%	*

Charles Wood (5)	0	0	0%	*

Steven Aupperle (5)	0	272,833	0%	3.5%

Delena Willis (4)(5)	0	378,083	0%	4.8%

All Executive Officers and Directors as a group	7,998,020	7,184,476	97%	87.1%
__________________

(1)	Indicates director prior to the completion of the share exchange.

(2)	Indicates officer prior to the completion of the share exchange.

(3)	Indicates director commencing at the completion of the share exchange.

(4)	Indicates officer commencing at the completion of the share exchange.

(5)	Includes the beneficial ownership of the individuals who became directors on September 20, 2010.

(6)
Includes 277,200 shares of Common Stock issuable upon the conversion of a Secured Convertible Debenture held by Dobyville HR, LLC and 150,000 shares of Common Stock issuable upon the conversion of a Secured Convertible Debenture held by Imperial Investments, LLC.  Mr. Leftwich is the sole member of each of Dobyville HR, LLC and Imperial Investments, LLC.

*         Less than 1.0%.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

None of our officers, directors, or any of their respective affiliates has any substantial interest in the proposal to be acted upon.

NO DISSENTER’S RIGHTS

Under Colorado Law, any dissenting shareholders are not entitled to appraisal rights with respect to our Certificate of Amendment, and we will not independently provide our shareholders with any such right.

AMENDMENT TO CERTIFICATE OF INCORPORATION

The form of Certificate of Amendment to our Certificate of Incorporation, a copy of which is attached hereto as Exhibit A, will amend our certificate of incorporation to change its duly registered name from “Great Spirits, Inc.” to “Hallmark HR Holdings, Inc.”  The purpose of the amendment is to reflect our business as a professional employer organization. The Certificate of Amendment will become effective when it is filed with the Secretary of State of the State of Colorado, which is expected to be on or about October __, 2010.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the Commission in its rules, regulations, and releases, which represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation. and any other factors discussed in our filings with the Commission.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address.  Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.  If a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at 817-326-0295 or by mail to our address at 3107 Fall Creek Highway, Granbury, TX 76049.

MISCELLANEOUS

We request brokers, custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of our common stock, and we will reimburse such holders for their reasonable expenses in connection therewith.  Additional copies of this Information Statement may be obtained at no charge from our transfer agent, X-Pedited Transfer Corporation, 535 Sixteenth Street, Suite 810, Denver, Colorado 80202, Tel: (303) 573-1000.

EXHIBIT INDEX

Exhibit A	Form of Certificate of Amendment to the Certificate of Incorporation of Great Spirits, Inc

By order of the Board of Directors

/s/ Thomas Willis
Thomas Willis
Director

EXHIBIT A

Certificate of Amendment to Articles of Incorporation
of
Great Spirits, Inc.

IT IS HEREBY CERTIFIED THAT:

FIRST:	The name of the corporation is GREAT SPIRITS, INC. (hereinafter called the “Corporation”).

SECOND:	The Articles of Incorporation of the Corporation are hereby amended by striking out Section 1 thereof and by substituting in lieu of said Section the following new Section:

“1. Entity Name: Hallmark HR Holdings, Inc.”

THIRD:	The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors.

FOURTH:	The Corporation is a corporation that has issued stock.

FIFTH:
The foregoing amendment of the Certificate of Incorporation has been duly approved by the written consent of stockholders representing a majority of the voting power, in accordance with the provisions of Section 7-110-103 of the Colorado Revised Statutes.

SIXTH:	The effective date of filing is October ____, 2010.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

In Witness Whereof, the Corporation has caused this Certificate of Amendment to the Articles of Incorporation to be signed by its duly authorized officer this ___ day of October, 2010.

                                             /s/ Thomas Willis
                                              Thomas Willis
                                              Chief Executive Officer